This prospectus sets forth concisely the information about Scudder Small Company Value Fund, a series of Scudder Securities Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference. If you require more detailed information, a Statement of Additional Information dated January 1, 1997, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.

Scudder Small Company Value Fund


Prospectus
January 1, 1997


A pure no-load(TM) (no sales charges) mutual fund which invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

Expense information

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Small Company Value Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

    Sales commissions to purchase shares (sales load)                 NONE
    Commissions to reinvest dividends                                 NONE
    Deferred sales charge                                             NONE
    Redemption fees payable to the Fund                              1.00%*
    Exchange fees payable to the Fund                                1.00%*


2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended August 31, 1996.

     Investment management fee (after waiver)                        0%**
     12b-1 fees                                                       NONE
     Other expenses                                                  1.50%
     Total Fund operating expenses                                   1.50%**


Example


Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders.

            1 Year            3 Years          5 Years         10 Years
            ------            -------          -------         --------
              $15               $47              $82            $179


See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* There is a 1% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year. You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Exchanging and redeeming shares."


** Until December 31, 1997, the Adviser has agreed to waive a portion of its investment management fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.50% of average daily net assets. If the Adviser had not agreed to waive a portion of its fee, annualized Fund expenses would have been: investment management fee .75%, other expenses 1.86% and total operating expenses 2.61% for the fiscal period ended August 31, 1996.

Financial highlights


The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated August 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                               For the Period
                                                               October 6, 1995
                                                                (commencement
                                                              of operations) to
                                                                  August 31,
                                                                     1996
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $12.00
Income from investment operations:
Net investment income                                                  .07
Net realized and unrealized gain on investment transactions           1.53
Total from investment operations                                      1.60
Less distributions from net investment income                         (.05)
Redemption fees                                                        .02
Net asset value, end of period                                      $13.57

Total Return (%) (b)                                                 13.54(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions)                                  41
Ratio of operating expenses, net to average daily net assets (%)      1.50*
Ratio of operating expenses before expense reductions, to
     average daily net assets (%)                                     2.61*
Ratio of net investment income to average daily net assets (%)         .67*
Portfolio turnover rate (%)                                          33.97*
Average commission rate paid                                        $.0364

(a) Per share amounts have been calculated using the weighted average shares outstanding during the period.

(b)  Total return is higher due to maintenance of the Fund's expenses.

(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.

*    Annualized

**   Not annualized

A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.


The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Daniel Pierce

Scudder Small Company Value Fund

Investment objective

o   long-term growth of capital

Investment characteristics

o a diversified, actively managed portfolio of domestic small capitalization stocks

o a systematic, proprietary investment approach to uncovering potentially undervalued small U.S. companies

o potential for above-average long-term growth with above-average stock market risk

Contents


Investment objective and policies                      5
Why invest in the Fund?                                6
U.S. investment experience                             7
What are the Fund's special risks?                     7
Additional information about policies
   and investments                                     7
Distribution and performance information              10
Fund organization                                     11
Transaction information                               11
Purchases                                             12
Exchanges and redemptions                             13
Shareholder benefits                                  18
Trustees and Officers                                 21
Investment products and services                      22
How to contact Scudder                                23

Investment objective and policies


Scudder Small Company Value Fund (the "Fund"), a diversified series of Scudder Securities Trust, invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies. The Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), uses a systematic, proprietary investment approach to identify small, domestic companies that, in the opinion of the Adviser, are selling at prices that do not reflect adequately their long-term business potential. These companies are often out of favor or not closely followed by investors and, as a result, may offer substantial appreciation potential over time.


The Fund is expected to provide little, if any, current income and is designed for the aggressive portion of an investor's portfolio. Although the Fund typically holds a large number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to larger stocks. Shares of the Fund should be purchased with a long-term horizon in mind. To encourage long-term investment, a 1% redemption and exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.


Investments


In pursuit of long-term growth of capital, the Fund invests, under normal circumstances, at least 90% of its assets in the common stock of small U.S. companies. The Fund will invest in securities of companies that are similar in size to those in the Russell 2000(R) Index of small stocks and maintain a median market capitalization (i.e., current stock price times shares outstanding) below $500 million. On a temporary basis, the Fund may continue to hold securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, but will not add to these holdings.


The Fund takes a diversified approach to investing in small capitalization issues. It will not be unusual for the Fund to participate in more than one hundred small companies, representing a variety of U.S. industries.


While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or nonconvertible), rights, warrants and restricted securities. Securities may be listed on national exchanges or, more commonly, traded over-the-counter. The Fund also may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations on a temporary basis, may enter into repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. In addition, for temporary or emergency purposes, such as providing for redemptions or distributions, the Fund may borrow from banks and other financial institutions in an amount not exceeding the value of one-third of the Fund's total assets. The Fund will not borrow for investment purposes.


For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions. More information about these investment techniques is provided under "Additional information about policies and investments."

Value investment approach


The Fund is actively managed using a disciplined, value-oriented investment management approach. The Adviser uses a proprietary, computerized model to identify for investment small public U.S. companies selling at prices that, in the opinion of the Adviser, do not reflect adequately their long-term business potential. Companies purchased for the Fund typically have the following characteristics:


o Attractive valuations relative to the Russell 2000 Index--a widely used benchmark of small stock performance--based on measures such as price to earnings, price to book value and price to cash flow ratios.

o    Favorable trends in earnings growth rates and stock price momentum.

The Fund's holdings are often out of favor or simply overlooked by investors. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential.


While the Fund involves above-average equity risk, the Fund's value-oriented, systematic approach to investing is designed to mitigate volatility of the Fund's share price relative to the small capitalization sector of the U.S. stock market. This risk is further managed by purchasing a large number of stocks, and employing specialized portfolio management techniques, such as portfolio optimization.


Why invest in the Fund?

Scudder Small Company Value Fund combines the long-term growth potential of small company stocks with the defensive nature of value investing. The Fund focuses on U.S. small capitalization issues that may be out of favor or not closely followed by investors, yet which, in the opinion of the Adviser, will reward investors with substantial returns over time. U.S. small capitalization stocks have outperformed large capitalization stocks over time, albeit with greater volatility in returns. Since the Fund involves both above-average performance opportunity and risk, it may be suitable for those individuals who are investing for a long-term goal, such as accumulating assets for retirement, funding a child's college education or building wealth for future generations.

While the Fund may invest in a broad range of industries, it is not, by itself, a complete investment program. Nonetheless, it can help improve the diversification of an investment portfolio already holding other types of stock and fixed-income securities. Historically, the prices of value stocks, and in particular small company value stocks, have not always moved in tandem with the prices of either large company stocks or higher-risk small company "growth" issues. Thus, Fund shares can add balance to a personal investment portfolio.


The Fund offers low-cost, convenient access to a sector of the U.S. stock market in which investors might otherwise find it difficult to participate. On their own, individual investors might find it a challenge to analyze data on hundreds of small companies, receive complete, up-to-date financial information, and buy and sell securities at favorable prices. The Fund's portfolio management team assumes the burden of these varied responsibilities for investors.


In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

U.S. investment experience


The Adviser is one of America's largest independent investment managers and has been involved in U.S. stock investing since its founding over 75 years ago. As of June 30, 1996, Scudder managed in excess of $23 billion in U.S. equity securities, including over $6 billion in domestically-oriented growth mutual funds. The Adviser manages Scudder Development Fund, one of America's first small company mutual funds, Scudder Micro Cap Fund and Scudder 21st Century Growth Fund.


What are the Fund's special risks?

While historically small company stocks have outperformed the stocks of large companies, the former have customarily involved more risk as well. Small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

The Fund may not invest more than 25% of its total assets in securities of companies in the same industry.


A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

Common stocks


Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of equity securities can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible securities

The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible securities of the same type.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price.

The Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks or to seek gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and other financial instruments, and purchase and sell financial futures contracts and options thereon (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Some repurchase commitment transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.


Illiquid or restricted investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.


Borrowing. Although the principal of the Fund's borrowing will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, increasing exposure to capital risk.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

Distribution and performance information


Dividends and capital gains distributions

The Fund intends to distribute any dividends from net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December, although an additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

The Fund sends detailed tax information to shareholders about the amount and type of its distributions by January 31 of the following year.


Under normal investment conditions, it is anticipated that the Fund's portfolio turnover rate will not exceed 75% per year. However, economic and market conditions may necessitate more active trading, resulting in a higher portfolio turnover rate. A higher rate involves greater brokerage expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.


Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year and the life of the Fund as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.

Fund organization

Scudder Small Company Value Fund is a diversified series of Scudder Securities Trust (the "Trust"), formerly Scudder Development Fund, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust in October 1985 and on December 31, 1985 assumed the business of its predecessor. Its predecessor was organized as a Delaware corporation in February 1970.

The Fund's activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage its daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

The Fund pays the Adviser an annual fee of 0.75% of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The fee is higher than the average management fee, but not necessarily higher than that charged by funds with a similar investment objective.


The Adviser has agreed to maintain the annualized expenses of the Fund at no more than 1.50% of the average daily net assets of the Fund until December 31, 1997.


All of the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder,  Stevens & Clark,  Inc. is located at 345 Park  Avenue,  New York,  New
York.

Transfer agent


Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.


Underwriter


Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Custodian

State Street Bank and Trust Company is
the Fund's custodian.


Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order.

(Continued on page 14)

Purchases

Opening             Minimum initial investment: $2,500; IRAs $1,000
an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.


Make checks         o  By Mail              Send your completed and signed application and check
payable to "The                             by regular mail to:            or            by express, registered,
Scudder Funds."                                                                          or certified mail to:


                                                The Scudder Funds                        Scudder Shareholder
                                                P.O. Box 2291                            Service Center
                                                Boston, MA                               42 Longwater Drive
                                                02107-2291                               Norwell, MA
                                                                                         02061-1612

                    o  By Wire              Please see Transaction information--Purchasing shares--
                                            By wire for details, including the ABA wire transfer number.
                                            Then call 1-800-225-5163 for instructions.


                    o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center
                                            locations are listed under Shareholder benefits.
-----------------------------------------------------------------------------------------------------------------------
Purchasing          Minimum additional investment: $100; IRAs $50
additional          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
shares              See appropriate plan literature.

Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
payable to "The                             instruction including your account number and the complete
Scudder Funds."                             Fund name, to the appropriate address listed above.


                    o  By Wire              Please see Transaction information--Purchasing shares--
                                            By wire for details, including the ABA wire transfer number.


                    o  In Person            Visit one of our Funds Centers to make an additional
                                            investment in your Scudder fund account. Funds Center
                                            locations are listed under Shareholder benefits.


                    o  By Telephone         Please see Transaction information--Purchasing shares--
                                            By AutoBuy or By telephone order for more details.


                    o  By Automatic         You may arrange to make investments on a regular
                       Investment Plan      basis through automatic deductions from your bank checking
                       ($50 minimum)        account. Please call 1-800-225-5163  for more information and an enrollment form.



Exchanges and redemptions


Exchanging        Minimum investments: $2,500 to establish a new account;
shares                                 $100 to exchange among existing accounts


                  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                     8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day).


There may be a    o By Mail          Print or type your instructions and include:
1% fee payable      or Fax             -   the name of the Fund and the account number you are exchanging from;
to the Fund for                        -   your name(s) and address as they appear on your account;
exchanges of                           -   the dollar amount or number of shares you wish to exchange;
shares held less                       -   the name of the Fund you are exchanging into;
than one year                          -   your signature(s) as it appears on your account; and
                                       -   a daytime telephone number.


                                     Send your instructions
                                     by regular mail to:      or   by express, registered,   or   by fax to:
                                                                   or certified mail to:


                                     The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                     P.O. Box 2291                 Service Center
                                     Boston, MA 02107-2291         42 Longwater Drive
                                                                   Norwell, MA
                                                                   02061-1612
-----------------------------------------------------------------------------------------------------------------------
Redeeming         o By Telephone     To speak with a service representative, call 1-800-225-5163 from
shares                               8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                     Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

There may be a    o By Mail          Send your instructions for redemption to the appropriate address or fax number
1% fee payable      or Fax           above and include:
to the Fund for                        -   the name of the Fund and account number you are redeeming from;
redemption of                          -   your name(s) and address as they appear on your account;
shares held less                       -   the dollar amount or number of shares you wish to redeem;
than one year                          -   your signature(s) as it appears on your account; and
                                       -   a daytime telephone number.


                                     A signature guarantee is required for redemptions over $50,000.
                                     See Transaction information--Redeeming shares.


                  o By Automatic     You may arrange to receive automatic cash payments periodically.
                    Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                    Plan

(Continued from page 11)

Purchases are made in full and fractional shares. (See "Share price.")


By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:


        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

-- the name of the fund in which the money is to be invested,

-- the account number of the fund, and

-- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.


By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


Exchanging and redeeming shares


Upon the redemption or exchange of shares held less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.


The fee applies to redemptions from the Fund and exchanges to other Scudder funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund.

The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. See "Exchanges and Redemptions" in the Fund's Statement of Additional Information for a more detailed description of the redemption fee.

Exchanges. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts.

Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redemptions by telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions


Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Share price

Purchases and redemptions, including exchanges, are made at net asset value. There is a 1% fee payable to the Fund for exchanges or redemptions of shares held less than one year. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time


All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).


Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.


Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period. Redemptions for failure to provide a tax identification number are not subject to the 1% redemption fee.

Minimum balances


Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.


Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Small Company Value Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


Philip S. Fortuna, Lead Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. James M. Eysenbach, Portfolio Manager, joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than ten years investment research and management experience.


SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers


As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, New York and San Francisco.


T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

     o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

     o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

     o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

     o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

     o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

     o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.


Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.


The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Trustees and Officers


Daniel Pierce*
    President and Trustee
Paul Bancroft III
    Trustee; Venture Capitalist and Consultant
Thomas J. Devine
    Trustee; Consultant
Keith R. Fox
    Trustee; President, Exeter Capital
    Management Corporation
Dudley H. Ladd*
    Trustee

Dr. Wilson Nolen
    Trustee; Consultant

Kathryn L. Quirk*
    Trustee

Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of Accounting,
    Columbia University
    Graduate School of Business

Robert W. Lear
    Honorary Trustee; Executive-in-Residence,
    Visiting Professor, Columbia University
    Graduate School of Business
Robert G. Stone, Jr.
    Honorary Trustee; Chairman of the Board
    and Director, Kirby Corporation
Edmund R. Swanberg*
    Honorary Trustee
Peter Chin*
    Vice President
James M. Eysenbach*
    Vice President
Philip S. Fortuna*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
David S. Lee*
    Vice President
Roy C. McKay*
    Vice President
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Richard W. Desmond*
    Assistant Secretary


*Scudder, Stevens & Clark, Inc.

Investment products and services

The Scudder Family of Funds++


Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++
    (a variable annuity)

Closed-End Funds#
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. ++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

How to contact Scudder

Account Service and Information:

         For existing account service and transactions

                Scudder Investor Relations -- 1-800-225-5163

         For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                Scudder Electronic Account Services -- http://funds.scudder.com

         For personalized information about your Scudder accounts, exchanges and redemptions

                Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

         For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                Scudder Investor Relations -- 1-800-225-2470
                                              Investor_Relations@scudder.com
                Scudder's World Wide Web Site -- http://funds.scudder.com

         For establishing 401(k) and 403(b) plans

                Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

         To receive information about this discount brokerage service and to obtain an application Scudder Brokerage Services** --

                1-800-700-0820

Please address all correspondence to:

                The Scudder Funds
                P.O. Box 2291
                Boston, Massachusetts
                02107-2291

Or Stop by a Scudder Funds Center:
         Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton       Chicago           San Francisco
                   Boston           New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

** Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061--Member NASD/SIPC.

                        SCUDDER SMALL COMPANY VALUE FUND


               A Pure No-Load (TM) (No Sales Charges) Mutual Fund
                       Which Invests for Long-Term Growth
                      of Capital by Seeking out Undervalued
                         Stocks of Small U.S. Companies



--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 1997



--------------------------------------------------------------------------------


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Scudder Small Company Value Fund dated January 1, 1997, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


                                TABLE OF CONTENTS
                                                                                                                   Page

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES..........................................................................1
         General Investment Objective and Policies....................................................................1
         Investments and Investment Techniques........................................................................2
         Investment Restrictions.....................................................................................12

PURCHASES............................................................................................................14
         Additional Information About Opening An Account.............................................................14
         Additional Information About Making Subsequent Investments..................................................14
         Additional Information About Making Subsequent Investments by AutoBuy.......................................14
         Checks......................................................................................................15
         Wire Transfer of Federal Funds..............................................................................15
         Share Price.................................................................................................15
         Share Certificates..........................................................................................16
         Other Information...........................................................................................16

EXCHANGES AND REDEMPTIONS............................................................................................16
         Exchanges...................................................................................................16
         Special Redemption and Exchange Information.................................................................17
         Redemption by Telephone.....................................................................................17
         Redemption by AutoSell......................................................................................18
         Redemption by Mail or Fax...................................................................................19
         Redemption-In-Kind..........................................................................................19
         Other Information...........................................................................................19

FEATURES AND SERVICES OFFERED BY THE FUND............................................................................20
         The Pure No-Load(TM) Concept................................................................................20
         Dividends and Capital Gain Distribution Options.............................................................21
         Diversification.............................................................................................21
         Scudder Funds Centers.......................................................................................21
         Reports to Shareholders.....................................................................................22
         Transaction Summaries.......................................................................................22

THE SCUDDER FAMILY OF FUNDS..........................................................................................22

SPECIAL PLAN ACCOUNTS................................................................................................26
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................26
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........26
         Scudder IRA:  Individual Retirement Account.................................................................26
         Scudder 403(b) Plan.........................................................................................27
         Automatic Withdrawal Plan...................................................................................27
         Group or Salary Deduction Plan..............................................................................28
         Automatic Investment Plan...................................................................................28
         Uniform Transfers/Gifts to Minors Act.......................................................................28
         Scudder Savings Incentive Match Plans for Employees: SIMPLE IRA'S...........................................29

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................29

PERFORMANCE INFORMATION..............................................................................................29
         Average Annual Total Return.................................................................................29
         Cumulative Total Return.....................................................................................30
         Total Return................................................................................................30
         Capital Change..............................................................................................30
         Comparison of Fund Performance..............................................................................30
         Internet access.............................................................................................32

                                       i


                          TABLE OF CONTENTS (continued)

FUND ORGANIZATION....................................................................................................34

INVESTMENT ADVISER...................................................................................................35
         Personal Investments by Employees of the Adviser............................................................38

TRUSTEES AND OFFICERS................................................................................................38

REMUNERATION.........................................................................................................40

DISTRIBUTOR..........................................................................................................41

TAXES................................................................................................................42

PORTFOLIO TRANSACTIONS...............................................................................................44
         Brokerage Commissions.......................................................................................44
         Portfolio Turnover..........................................................................................45

NET ASSET VALUE......................................................................................................45

ADDITIONAL INFORMATION...............................................................................................46
         Experts.....................................................................................................46
         Shareholder Indemnification.................................................................................47
         Other Information...........................................................................................47

FINANCIAL STATEMENTS.................................................................................................48

                                       ii

                  THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

                  (See "Investment objective and policies" and
                   "Additional information about policies and
                     investments" in the Fund's prospectus.)

         Scudder Small Company Value Fund (the "Fund") is a pure no-load(TM), diversified series of Scudder Securities Trust (the "Trust"), an open-end management investment company which continuously offers and redeems its shares at net asset value. It is a company of the type commonly known as a mutual fund.

General Investment Objective and Policies

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies. The Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), uses a systematic, proprietary investment approach to identify small, U.S. companies that, in the opinion of the Adviser, are selling at prices that do not reflect adequately their long-term business potential. The Fund evaluates over 1000 companies similar in size to those comprising the Russell 2000(R) Index (created by Frank Russell Company ("Russell"), a leading asset strategy and investment management consultant, which provides independent evaluation of investment managers. These companies are often out of favor or not closely followed by investors and, as a result, can offer substantial appreciation potential over time.

         The Fund is expected to provide little, if any, current income and is designed for the aggressive portion of an investor's portfolio. Although the Fund typically holds a large number of securities identified through a quantitative, value-driven investment strategy, it does entail above average investment risk in comparison to larger U.S. stocks. Shares of the Fund should be purchased with a long-term horizon in mind (five years or more).

         In pursuit of long-term growth of capital, the Fund invests, under normal circumstances, at least 90% of its assets in the common stock of small U.S. companies. The Fund will invest in securities of companies that are similar in size to those in the Russell 2000 Index of small stocks and maintain a median market capitalization (i.e., current stock price times shares outstanding) below $500 million. On a temporary basis, the Fund may continue to hold securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, but will not add to these holdings.

         The Fund takes a diversified approach to investing in small capitalization issues. It will not be unusual for the Fund to participate in more than one hundred small companies, representing a variety of U.S. industries.

         While the Fund invests primarily in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or nonconvertible), rights, warrants and restricted securities. Securities may be listed on national exchanges or, more commonly, traded over-the-counter. The Fund may also invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations on a temporary basis, may enter into repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. In addition, for temporary or emergency purposes, such as providing for redemptions or distributions, the Fund may borrow from banks and other financial institutions in an amount not exceeding the value of one-third of the Fund's total assets. The Fund will not borrow for investment purposes.

         For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions.

         Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund is intended to be an investment vehicle for that portion of an investor's assets which can appropriately accept above-average risk and is not intended to provide a balanced investment program to meet all requirements of every investor. There is no assurance that the Fund's objective will be met.

Investments and Investment Techniques

Value Investment Approach. The Fund is actively managed using a disciplined, value-oriented investment management approach. The Adviser uses a proprietary, computerized model to identify for investment small public U.S. companies selling at prices that, in the opinion of the Adviser, do not reflect adequately their long-term business potential. Companies purchased for the Fund typically have the following characteristics:

         o attractive valuations relative to the Russell 2000 Index--a widely used benchmark of small stock performance--based on measures such as price to earnings, price to book value and price to cash flow ratios.

         o favorable trends in earnings growth rates and stock price momentum.

         The Fund's holdings are often out of favor or simply overlooked by investors. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential.

         While the Fund involves above-average equity risk, the Fund's value-oriented, systematic approach to investing is designed to mitigate volatility of the Fund's share price relative to the small capitalization sector of the U.S. stock market. This risk is further managed by purchasing a large number of stocks, and employing specialized portfolio management techniques, such as portfolio optimization.

         The Fund focuses specifically on finding undervalued stocks of small U.S. companies. Historically, small companies have been attractive because they have been sources of new technologies and services, have competed with large companies on the basis of lower labor costs and have grown faster than larger firms. Their small size has also allowed them to respond rapidly to changing business conditions. In addition, small companies have not been closely followed by as many securities analysts as larger companies, so they have rewarded investors with the patience and knowledge to have sought them out.

         According to Ibbotson Associates, which has compiled market data back to 1926, the growth of $1 invested in small company stocks over that 70 year period would have grown to $2,454.63, compared to $1,113.92 if invested in large company stocks. Over this period, the compound annual growth rate of that $1 investment would have been 11.8% for the small company investment versus 10.5% for the large company investment. With the better performance, however, comes greater volatility in returns -- from a one-year high of 123.27% to a one-year low of -49.68% during the period for small stocks, vs. 54.0% and -43.3% for large stocks.

                    Cumulative Value of $1 Invested in 1926
                          (Periods ended December 31)

                    Small Co. Stocks     Large Co. Stocks
                    ----------------     ----------------
1925                           $1              $1
1926                           $1              $1
1927                           $1              $2
1928                           $2              $2
1929                           $1              $2
1930                           $1              $2
1931                           $0              $1
1932                           $0              $1
1933                           $1              $1
1934                           $1              $1
1935                           $1              $2
1936                           $2              $2
1937                           $1              $2
1938                           $1              $2
1939                           $1              $2
1940                           $1              $2
1941                           $1              $2
1942                           $2              $2
1943                           $2              $2
1944                           $3              $3
1945                           $6              $4
1946                           $5              $4
1947                           $5              $4
1948                           $5              $4
1949                           $6              $5
1950                           $8              $6
1951                           $9              $8
1952                          $10              $9
1953                           $9              $9
1954                          $15             $14
1955                          $18             $19
1956                          $19             $20
1957                          $16             $18
1958                          $25             $25
1959                          $30             $28
1960                          $29             $28
1961                          $37             $36
1962                          $32             $33
1963                          $38             $40
1964                          $44             $47
1965                          $59             $53
1966                          $54             $48
1967                          $86             $59
1968                         $114             $66
1969                          $88             $60
1970                          $84             $62
1971                         $102             $71
1972                         $106             $85
1973                          $69             $73
1974                          $51             $53
1975                          $83             $73
1976                         $127             $91
1977                         $150             $84
1978                         $175             $90
1979                         $247            $106
1980                         $319            $141
1981                         $340            $134
1982                         $456            $162
1983                         $610            $199
1984                         $625            $211
1985                         $793            $279
1986                         $876            $331
1987                         $810            $348
1988                       $1,058            $406
1989                       $1,253            $534
1990                       $1,018            $517
1991                       $1,428            $676
1992                       $1,663            $727
1993                       $1,983            $800
1994                       $1,981            $811
1995                       $2,455          $1,114



Source: Ibbotson Associates(1)

         The value approach entails searching for "bargains" in the market. These are often companies that are selling at prices below their estimated long-term business potential, and not followed or not purchased due to recent company downturns. Historically, these stocks, as measured by the Russell 2000 Value Index, typically have been less volatile than small growth stocks which generally have higher price/earnings ratios. As one would expect, value stocks have tended to rise as business fundamentals improved or as investors began to recognize their potential. "Growth" stocks have provided even more substantial increases in up markets, but they are also subject to substantial decreases in down markets, especially relative to value stocks. These greater ups and downs for growth stocks have meant greater overall volatility or risk. However, according to data compiled by Russell, historical performance indicates that the value orientation tends to produce less extreme swings, and manages to provide superior overall returns due to the limited downside risk inherent in the discipline.

         The Russell 2000 Index is a dynamic index comprised of 2000 small U.S. company stocks. (Scudder Small Company Value Fund invests in stocks of similar size -- see General Investment Objective and Policies.) For measurement and analysis, Russell has split the Index into growth and value subsets.

      Russell 2000 Index of Small Stocks Performance in Up and Down Markets
      ---------------------------------------------------------------------
         Compound Average Monthly Total Return: 1979* to September 1996

                         # Months       Russell 2000(R) Growth      Russell 2000(R) Value     Russell 2000(R)
    Down Months             80                -5.1%                     -3.1%                -4.1%
     Up Months             133                 5.0%                      4.1%                 4.5%
     All Months            213                 1.1%                      1.3%                 1.2%
    (annualized)           --                 13.7%                     17.1%                15.5%


* Earliest performance for the Russell Indices.

----------------------
(1) Small stocks from 1926-1995 are described by the NYSE 5th - 9th decile returns.
Large stocks are described by the Standard & Poor's Composite Index, currently comprised of 500 generally large stocks in the U.S. Prior to 1957, the Index was comprised of 90 of the largest stocks. Source: Stocks, Bonds Bills and Inflation 1995 Yearbook, Ibbotson Associates.

         From 1979 to September 1996, a period that includes one of the most significant "up market" periods in history, the Russell 2000 Value Index has outperformed the overall Russell 2000 index by 1.6 percentage points on an annualized basis. Furthermore, small company value stocks tend to outperform small company stocks over various rolling periods.(2)

         o Value has outperformed Russell 2000 in 59% of rolling 12 month periods.

         o Value has outperformed Russell 2000 in 97% of rolling 60 month periods.

Small Cap  Value  Outperforms  Small  Stocks  Over  Long  Term

o        By 1.6% Points Annualized (1979-9/1996)

o        In 120 of 202 (59%) Rolling 12 Month Periods

o        In 149 of 154 (97%) Rolling 60 Month Periods





60 Months          Annualized Return Difference:
Ending               R-2000 Value -- R-2000
------               ----------------------

12/83                   0.0158
12/84                   0.0512
12/85                   0.0748
12/86                   0.0504
12/87                   0.0451
12/88                   0.0369
12/89                   0.0083
12/90                   0.0017
12/91                  -0.0083
12/92                   0.0071
12/93                   0.0081
12/94                   0.0158
12/95                   0.0192
9601                    0.0216
9602                    0.0183
9603                    0.0184
9604                    0.0102
9605                    0.0071
9606                    0.0115
9607                    0.0218
9608                    0.0201
9609                    0.0191




Note: Small Cap Style Indices, currently defined by Frank Russell using price-to-book ratios and the IBES Long Term Growth Forecast, are subsets of the Russell 2000 Small Stock Index. Returns through 9/96. Source: Frank Russell Co., Scudder, Stevens & Clark.

         The performance advantage of value stocks has been fairly consistent over rolling five year periods and has not been caused by exceptional performance in any one year. Instead, this phenomenon appears to be driven by the fact that the downside volatility of small cap value stocks is limited relative to that of growth stocks, as indicated in the previous table. Upside performance also tends to be limited, but is sufficiently high that, over time, small cap value stocks have outperformed small cap growth stocks.

Investments Involving Above-Average Risk. As opportunities for greater gain frequently involve a correspondingly larger risk of loss, the Fund may purchase securities carrying above-average risk. The Fund's shares are suitable only for those investors who can make such investments without concern for current income and who are in a financial position to assume above-average stock market risks in search of long-term rewards.

         As stated above, the Fund may purchase securities involving above-average risk. Small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic

----------------------
(2) Rolling periods capture returns over overlapping uniform holding periods. In examining 60-month rolling periods, the first rolling period would be 1/79-12/83, the second rolling period would be 2/79-1/84, the third rolling period would be 3/79-2/84, etc.

movements at times, due to limited trading volumes and less publicly available information. To help reduce risk, the Fund allocates its investments among many companies and different industries.

         The securities of small companies are often traded only over-the-counter and may not be traded in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of holdings of such securities may require the Fund to offer a discount from recent prices or dispose of the securities over a lengthy period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks.

         The convertible securities in which the Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than nonconvertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P").

         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended, ("1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Borrowing. As a matter of fundamental policy, the Fund is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of the Fund's net assets for purposes of liquidity and to provide for redemptions and distributions. No purchase of securities will be made while such borrowings exceed 5% of the Fund's net assets. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. The Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks or to seek gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Fund's activities  involving Strategic  Transactions may be limited
by  the   requirements  of  Subchapter  M  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company. (See "TAXES.")

Investment Restrictions

         Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

         As a matter of fundamental policy, the Fund may not:

         (1)      with  respect  to 75% of its  total  assets,  taken at  market value,  purchase  more  than  10%  of the  outstanding  voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and except securities of other investment companies;

         (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings;

         (3) purchase or sell real estate; (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

         (4) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

         (6)      issue senior  securities,  except as  appropriate  to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

         (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

         As a matter of nonfundamental policy, the Fund will not:

         (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its total assets in another investment company, and may not invest more than 10% of its total assets in other investment companies;

         (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         (d) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (e) invest more than 15% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 10% of its total assets in restricted securities;

         (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors and equity securities which are not readily marketable if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except U.S. Government securities or securities of such issuers which are rated by at least one nationally recognized statistical rating organization;

         (g) buy options on securities or financial instruments unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of the Fund's net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

         (h) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (i) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

         (j) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value);

         (k)      purchase or sell real estate limited partnership interests; or

         (l) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets.

                                    PURCHASES

    (See "Purchases" and "Transaction information" in the Fund's prospectus.)

Additional Information About Opening An Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified Taxpayer Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by members of the NASD, by banks, and by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, and Scudder 401(k) and Scudder 403(b) Plan holders). Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by AutoBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000 but not less than $250. To purchase shares by AutoBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. AutoBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by AutoBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. AutoBuy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request purchases by AutoBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoBuy may so indicate on the application. Existing shareholders who wish to add AutoBuy to their account may do so by completing an AutoBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of the Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund.

Other Information

         If purchases or redemptions of Fund shares are arranged and settlement is made at the investor's election through a member of the NASD other than the Distributor, that member may, at its discretion, charge a fee for that service.

         The Board of Trustees and the Distributor, each has the right to limit the amount of purchases by and to refuse to sell to any person, and each may suspend or terminate the offering of shares of the Fund at any time.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor.

         The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

         (See "Exchanges and redemptions" and "Transaction information"
                           in the Fund's prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction information--Exchanging and redeeming shares--Signature guarantees" in the Fund's prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. However, shares that are exchanged may be subject to the Fund's 1% redemption fee. (See "Special Redemption and Exchange Information." An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust, the Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Special Redemption and Exchange Information

         In general, shares of the Fund may be exchanged or redeemed at net asset value. However, shares of the Fund held for less than one year are redeemable at a price equal to 99% of the then current net asset value per share. This 1% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

         The redemption discount will not be applied to (a) a redemption of shares of the Fund outstanding for one year or more, (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), or (d) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or
(ii) when the shareholder has failed to provide tax identification information. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $50,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by AutoSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoSell program may sell shares of the Fund by telephone. To sell shares by AutoSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. AutoSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. AutoSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by AutoSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoSell may so indicate on the application. Existing shareholders who wish to add AutoSell to their account may do so by completing an AutoSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven days for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-225-5163.

Redemption-In-Kind

         The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Trust is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. A wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (see "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value and a shareholder's right to redeem shares and to receive payment may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

         Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established. Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.

                    FEATURES AND SERVICES OFFERED BY THE FUND

             (See "Shareholder benefits" in the Fund's prospectus.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.


------------------------------------------------------------------------------------------------------------------
                                Scudder                                                         No-Load Fund with
         YEARS            Pure No-Load(TM)          8.50% Load Fund     Load Fund with 0.75%      0.25% 12b-1
                                Fund                                         12b-1 Fee                Fee
------------------------------------------------------------------------------------------------------------------

          10                   $ 25,937               $ 23,733               $ 24,222               $ 25,354
------------------------------------------------------------------------------------------------------------------

          15                    41,772                 38,222                 37,698                 40,371
------------------------------------------------------------------------------------------------------------------

          20                    67,275                 61,557                 58,672                 64,282
------------------------------------------------------------------------------------------------------------------

         Investors are encouraged to review the fee tables on page 2 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Dividends and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the Prospectus for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

         Your  investment  represents  an  interest  in  a  large,   diversified
portfolio of securities. Diversification may protect you against the possible risks of concentrating in fewer securities or in a specific market sector.

Scudder Funds Centers

         Investors may visit any of the Funds Centers maintained by the Distributor. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Prospectus.

Reports to Shareholders

         The Fund issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment products and services" in the Fund's prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $2,500 or $1,000 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder  High  Yield Bond Fund seeks to provide a high level of current
         income  and,  secondarily,   capital  appreciation  through  investment
         primarily in below investment grade domestic debt securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high grade.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.


-------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Classic Growth Fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S.
         and foreign issuers. Income is an incidental consideration.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

-------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Large Company  Value Fund seeks to maximize  long-term  capital
         appreciation   through  a  broad  and   flexible   investment   program
         emphasizing common stocks.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio will, under normal market conditions, invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of international and global Scudder Funds.

         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans," "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
              Automatic Withdrawal Plan" in the Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (beginning in 1997, up to $2,000 per individual for married couples if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

----------------------------------------------------------------------------------------------------------
         Starting                                      Annual Rate of Return
          Age of            ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
----------------------------------------------------------------------------------------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

----------------------------------------------------------------------------------------------------------

         Starting                                      Annual Rate of Return
          Age of               ---------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
----------------------------------------------------------------------------------------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Scudder Savings Incentive Match Plans for Employees: SIMPLE IRA'S

       Shares of the Fund may be purchased as the underlying investment for a "SIMPLE IRA". A SIMPLE IRA is an IRA into which both an individual and the individual's employer may make contributions. The individual may elect to make pre-tax contributions, calculated as a percentage of compensation, to a SIMPLE IRA, up to $6,000 a year. Subject to certain limits, the employer may either match a portion of your contributions, or may make a contribution equal to 2% of the employee's compensation without regard to the amount the employee contributes under the SIMPLE IRA. Individuals will be immediately 100% vested in all contributions made to a SIMPLE IRA.

       If amounts are distributed from a SIMPLE IRA account during the two year period beginning on the date the employee first participates in the SIMPLE salary reduction arrangement, a 25% penalty tax will be imposed on such distribution. Also during that two year period, the SIMPLE IRA account can be rolled over tax-free only to another SIMPLE IRA account. After that two year period has passed, distributions from a SIMPLE IRA instead will be subject generally to the rules applicable to other IRAs; for example, they may be rolled over tax-free into any individual retirement plan, they will be subject to the 10% penalty tax on early distributions that are made before the individual reaches age 59-1/2, and they will be fully taxed when withdrawn.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

                       (See "Distribution and performance
                    information--Dividends and capital gains distributions" in the Fund's prospectus.)

         The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which the shareholders may claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gains and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

         The Fund intends to distribute investment company taxable income and any net realized capital gains resulting from Fund investment activity in November or December each year. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (see "TAXES"), whether made in shares or cash.

                             PERFORMANCE INFORMATION

           (See "Distribution and performance information--Performance information" in the Fund's prospectus.)

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of the Fund, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
         Where:

                   P        =       a hypothetical initial investment of $1,000
                   T        =       Average Annual Total Return
                   n        =       number of years
                   ERV      =       ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Cumulative Total Return

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative Total Return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):

                                 C = (ERV/P) -1
         Where:

                   C        =       Cumulative Total Return
                   P        =       a hypothetical initial investment of $1,000
                   ERV      =       ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


          Cumulative Total Return for the period ended August 31, 1996

                                  Life of Fund

                                  13.54%


Total Return

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

Capital Change

         Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         Quotations of the Fund's performance are historical and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call MeTM feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call MeTM feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund. Sources for Fund performance information and articles about the Fund include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                                FUND ORGANIZATION

               (See "Fund organization" in the Fund's prospectus.)

         The Fund is a series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust's predecessor was organized as a Delaware corporation in 1970. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into four series, Scudder Development Fund, Scudder Micro Cap Fund, Scudder 21st Century Growth Fund and Scudder Small Company Value Fund. The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of each Fund has equal rights with each other share of that Fund as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in each Fund's prospectus.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting that individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.

         The Trustees, in their discretion, may authorize the division of shares of the Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes, nor of changing the method of distribution of shares of the Fund.

         The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               INVESTMENT ADVISER

     (See "Fund organization--Investment adviser" in the Fund's prospectus.)

         Scudder, Stevens & Clark, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The firm reorganized from a partnership to a corporation on June 28, 1985.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities,

Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $12 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and other clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by the Adviser's own research specialists.

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

         The Investment Management Agreement (the "Agreement") dated October 6, 1995 was approved by the Trustees of the Fund on September 6, 1995 and by the initial shareholder of the Fund on October 4, 1995. The Agreement will continue in effect until September 30, 1997 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Fund may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         Under the Agreement, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except those for attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees, officers and executive employees of the Fund affiliated with the Adviser, and makes available, without expense to the Fund, the services of such directors, officers and employees of the Adviser as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

         For these services the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser has agreed until December 31, 1997 to maintain the total annualized expenses of the Fund at no more than 1.50% of the average daily net assets of the Fund. For the fiscal period October 6, 1995 (commencement of operations) to August 31, 1996, the Adviser did not impose any portion of its management fee amounting to $171,544.

         Under the Agreement, the Fund is responsible for all of its other expenses including: fees and expenses incurred in connection with membership in investment company organizations; broker's commissions, legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses including expenses of issuance, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' meetings, the cost of responding to shareholders' inquiries and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.


         The Agreement also provides that the Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Trustees of the Fund who are not "interested persons" of the Adviser are represented by independent counsel at the Fund's expense.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the Trustees or officers of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

Name                             Position                                              Position with Underwriter,
and Address                      with Fund           Principal Occupation**            Scudder Investor Services, Inc.
-----------                      ---------           ----------------------            -------------------------------
Daniel Pierce+* (62)             President and       Chairman of the Board and         Vice President, Director and
                                 Trustee             Managing Director of Scudder,     Assistant Treasurer
                                                     Stevens & Clark, Inc.

Paul Bancroft III (66)           Trustee             Venture Capitalist and                     --
1120 Cheston Lane                                    Consultant; Retired, President
Queenstown, MD 21658                                 Chief Executive Officer and
                                                     Director of Bessemer Securities
                                                     Corporation

Thomas J. Devine (70)            Trustee             Consultant                                 --
641 Lexington Avenue,
28th Floor
New York, NY 10022

Keith R. Fox (42)                Trustee             President, Exeter Capital                  --
10 East 53rd Street                                  Management Corporation
New York, NY 10022

Dudley H. Ladd+#* (52)           Trustee             Managing Director of Scudder,     Director and Senior Vice
                                                     Stevens & Clark, Inc.             President

Dr. Wilson Nolen (70)            Trustee             Consultant (1989 until                     --
1120 Fifth Avenue                                    present); Corporate Vice
New York, NY 10128                                   President of Becton, Dickinson
                                                     & Company, manufacturer of
                                                     medical and scientific products
                                                     (until June 1989)

Kathryn L. Quirk++#* (44)        Trustee             Managing Director of Scudder,     Vice President
                                                     Stevens & Clark, Inc.

Dr. Gordon Shillinglaw (71)      Trustee             Professor Emeritus of                     --
Columbia University                                  Accounting, Columbia University
196 Villard Avenue                                   Graduate School of Business
Hastings-on-Hudson
New York, NY  10706

                                       38

Name                             Position                                              Position with Underwriter,
and Address                      with Fund           Principal Occupation**            Scudder Investor Services, Inc.
-----------                      ---------           ----------------------            -------------------------------

Robert W. Lear (79)              Honorary Trustee    Executive-in-Residence,                    --
429 Silvermine Road                                  Visiting Professor, Columbia
New Canaan, CT 06840                                 University Graduate School of
                                                     Business

Robert G. Stone, Jr. (73)        Honorary Trustee    Chairman of the Board and                 --
405 Lexington Avenue,                                Director, Kirby Corporation
39th Floor                                           (inland and offshore marine
New York, NY 10174                                   transportation and diesel
                                                     repairs)

Edmund R. Swanberg++ (75)        Honorary Trustee    Advisory Managing Director of             --
                                                     Scudder, Stevens & Clark, Inc.

Peter Chin++ (54)                Vice President      Principal of Scudder, Stevens &           --
                                                     Clark, Inc.

James M. Eysenbach@ (34)         Vice President      Vice President of Scudder,                --
                                                     Stevens & Clark, Inc.

Philip S. Fortuna++ (39)         Vice President      Managing Director of Scudder,             --
                                                     Stevens & Clark, Inc.

Jerard K. Hartman++ (63)         Vice President      Managing Director of Scudder,             --
                                                     Stevens & Clark, Inc.

Thomas W. Joseph+ (57)           Vice President      Principal of Scudder, Stevens &   Vice President, Director,
                                                     Clark, Inc.                       Treasurer and Assistant Clerk

David S. Lee+ (62)               Vice President      Managing Director of Scudder,     President, Director and
                                                     Stevens & Clark, Inc.             Assistant Treasurer

Thomas F. McDonough+ (49)        Vice President      Principal of Scudder, Stevens &   Clerk
                                 and Secretary       Clark, Inc.

Pamela A. McGrath+ (43)          Vice President      Managing Director of Scudder,             --
                                 and Treasurer       Stevens & Clark, Inc.

Roy C. McKay++ (53)              Vice President      Managing Director of Scudder,             --
                                                     Stevens & Clark, Inc.

Edward J. O'Connell++ (51)       Vice President      Principal of Scudder, Stevens &   Assistant Treasurer
                                 and Assistant       Clark, Inc.
                                 Treasurer

Richard W. Desmond++ (60)        Assistant           Vice President of Scudder,        Vice President
                                 Secretary           Stevens & Clark, Inc.


* Messrs. Ladd, Pierce and Ms. Quirk are considered by the Fund and counsel to be persons who are "interested persons" of the Adviser or of the Fund, within the meaning of the Investment Company Act of 1940, as amended.
** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
# Mr. Ladd and Ms. Quirk are members of the Executive Committee, which may exercise all of the powers of the Trustees when they are not in session.
+        Address: Two International Place, Boston, Massachusetts
++       Address: 345 Park Avenue, New York, New York
@        Address:  101  California  Street,   Suite  4100,  San  Francisco,   CA
         94111-5886

         The Trustees and Officers of the Fund also serve in similar capacities with other Scudder Funds.

         As of November 30, 1996, all Directors and officers as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) 135,084 shares, or 4.04% of the shares of the Fund.

         Certain accounts for which the Adviser acts as investment adviser owned 319,545 shares in the aggregate, or 9.55% of the outstanding shares on November 30, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         To the best of the Fund's knowledge, as of November 30, 1996, no person owned beneficially more than 5% of the Fund's outstanding shares except as stated above.

                                  REMUNERATION

         Several of the officers and Trustees of the Trust may be officers or employees of the Adviser, or of the Distributor, the Transfer Agent, Scudder Trust Company, or Scudder Fund Accounting Corporation, from whom they receive compensation, as a result of which they may be deemed to participate in the fees paid by the Trust. The Trust pays no direct remuneration to any officer of the Trust. However, each of the Trust's Trustees who is not affiliated with the Adviser will be compensated for all expenses relating to Trust business (specifically including travel expenses relating to Trust business). Each of these unaffiliated Trustees receives an annual Trustee's fee of $4,000 plus $400 for each attended each Trustees' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Adviser or any of its affiliates. Each unaffiliated Trustee also receives $150 per committee meeting attended other than those set forth above. For the fiscal period ended August 31, 1996, the Fund paid such Trustees $45,631.

The  following  table  shows  the  aggregate   compensation   received  by  each
unaffiliated Trustee during 1995 from Scudder Small Company Value Fund and from all Scudder Funds as a group.


                                      Scudder
             Name                Securities Trust*          All Scudder Funds
             ----                -----------------          -----------------

Paul Bancroft III,                     $9,422               $143,358 (16 funds)
Trustee

Thomas J. Devine,                     $9,972               $156,058 (18 funds)
Trustee

Keith Fox,                            $9,822                $87,508 (10 funds)
Trustee

Dr. Wilson Nolen,                    $10,222               $165,608 (17 funds)
Trustee

Dr. Gordon Shillinglaw,              $10,222               $119,918 (19 funds)
Trustee

Robert G. Stone, Jr.+ **,             $1,272                $12,272 (2 funds)
Trustee


* Scudder Securities Trust consists of four Funds: Scudder Development Fund, Scudder Small Company Value Fund, Scudder Micro Cap Fund and Scudder 21st Century Growth Fund. Scudder Small Company Value Fund commenced operations on October 6, 1995, Scudder Micro Cap Fund commenced operations on August 12, 1996 and Scudder 21st Century Growth Fund commenced operations on September 9, 1996.

** This amount does not reflect $6,788 in pension or retirement benefits accrued as part of Fund Complex expenses, and $6,000 in estimated annual benefits payable upon retirement. Retirement benefits accrued and proposed are to be paid to Mr. Stone as additional compensation for serving on the Board of The Japan Fund, Inc.

+     Honorary Trustee of Scudder Securities Trust as of January 1, 1996.

                                   DISTRIBUTOR

         The Trust has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated September 30, 1995 will remain in effect until September 30, 1997 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by a vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement was last approved by the Trustees on September 6, 1995.

         Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in the various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

NOTE: Although the Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund would also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, were adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES

          (See "Distribution and performance information--Dividends and capital gain distributions" and "Transaction information--
     Tax information, Tax identification number" in the Fund's prospectus.)

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforwards. From November 1, 1995 through August 31, 1996 the Fund incurred $6,985 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ending August 31, 1997.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         To the extent that dividends from domestic corporations constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (beginning in 1997, up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

         Many futures and forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding
Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

         Positions of the Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

         Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         The Fund is organized as a series of a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible the Adviser places orders for portfolio transactions for the Fund through the Distributor, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service.
Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable (negotiable in the case of U.S. national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Fund for appraisal purposes; or who supply research, market and statistical information  to  the  Fund  or the  Adviser.  The  term  "research,  market  and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information will only supplement the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         Subject also to obtaining the most favorable net results, the Adviser may place brokerage transactions through the Fund's custodian and a credit against the custodian fee due to the custodian equal to one-half of the commission on any such transaction will be given. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

         In the fiscal period ended August 31, 1996, the Fund paid brokerage commissions of $78,852. For the fiscal period ended August 31, 1996, $38,755 (68.87% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $17,209,696 (5.7% of all transactions).

         The Trustees intend to review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover

         The Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. For the fiscal period ended August 31, 1996 the portfolio turnover rate was 33.97%.

                                 NET ASSET VALUE

         The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The Financial Highlights of the Fund included in the prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing.

Shareholder Indemnification

         The Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Fund's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the objective and policies of the Fund, and other factors such as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         The name "Scudder Securities Trust" is a designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. No series of the Trust shall be liable for the obligations of any other series. Upon the initial purchase of shares of the Fund, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

         The Fund has a fiscal year end of August 31.

         The CUSIP number of the Fund is 811196-20-3.

         The Fund employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian.

         The firm of Dechert Price & Rhoads is counsel to the Fund.


         Costs of $23,751.06 incurred by the Fund in conjunction with its organization are amortized over the five year period beginning October 6, 1995.


         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period October 6, 1995 (commencement of operations) to August 31, 1996, SFAC did not impose a portion of their fee amounting to $31,965 and the fee imposed amounted to $36,531.

         Scudder Service Corporation ("SSC"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend paying agent for the Fund. The Fund pays SSC an annual fee for each account maintained for a participant. For the period October 6, 1995 (commencement of operations) to August 31, 1996, SSC did not impose a portion of their fee amounting to $50,693, and the fee imposed amounted to $57,935.

         Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period October 6, 1995 (commencement of operations) to August 31,1996, STC did not impose a portion of their fee amounting to $1,082, and the fee imposed amounted to $1,236.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolio, of Scudder Small Company Value Fund, which are included on pages 17-23, inclusive, in the Annual Report to the Shareholders of the Fund dated August 31, 1996, together with the Report of the Independent Accountants, and Financial Highlights, are incorporated by reference and attached hereto, and are deemed to be a part of this Statement of Additional Information.

Scudder Small Company Value Fund

Annual Report

August 31, 1996

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund which offers opportunities for long-term growth of capital by seeking undervalued stocks of small U.S. companies.

Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Portfolio Summary
   5  Portfolio Management Discussion
   8  Investment Portfolio
  17  Financial Statements
  20  Financial Highlights
  21  Notes to Financial Statements
  24  Report of Independent Accountants
  25  Officers and Trustees
  26  Investment Products and Services
  27  How to Contact Scudder


In Brief

o Scudder Small Company Value Fund provided a strong total return of 13.54% from its commencement of operations on October 6, 1995, through the end of its abbreviated fiscal year on August 31, 1996.

o At the end of August, the average price-earnings ratio for portfolio holdings was 11.6 based on trailing 12-month earnings, or well below half of the 27.2 ratio for the broad universe of small stocks.

o One of the key benefits of the Fund's value-oriented approach to small stock investing -- reduced volatility -- was clearly displayed over the period versus broad small- and large-capitalization stock indices.

                      2 - Scudder Small Company Value Fund

                        Letter From the Fund's President

Dear Shareholders,

     We welcome you as an investor in Scudder Small Company Value Fund and are pleased to present the first annual report of the Fund, covering the abbreviated fiscal year beginning with the commencement of operations on October 6, 1995 and ended August 31, 1996. For this period, the Fund's total return was a strong 13.54%.

     After an extended period of relatively unbroken market strength, U.S. equities provided a bumpy ride for most of the interval from March through August of 1996, as a lack of clarity with respect to the direction of the economy caused investor sentiment to gyrate. Small stocks in particular experienced a high level of volatility and in many cases significant declines. Scudder Small Company Value Fund shareholders were well served by the Fund's systematic, value-oriented approach, which is designed to outperform other more aggressive small stock strategies in such periods.

     For those of you who like to stay informed about new funds offered by Scudder, we recently introduced three new equity funds. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging growth companies with the potential to benefit from the rapidly changing industrial and economic landscape that we foresee. Scudder Micro Cap Fund invests in the dynamic universe of America's smallest publicly traded companies. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your interest and continued investment in Scudder Small Company Value Fund. Please do not hesitate to contact Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Small Company Value Fund


                      3 - Scudder Small Company Value Fund

PORTFOLIO SUMMARY as of August 31, 1996

-----------------------------
ASSET ALLOCATION
-----------------------------
Equity Securities        99%
Cash & Equivalents, Net   1%
-----------------------------
                        100%
-----------------------------
Total Net Assets (millions): $41.2
Net Asset Value per Share: $13.57

Fund assets are invested
in stocks of small U.S.
companies.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
SECTORS/LARGEST HOLDINGS
(Excludes 1% Cash Eqv., Net)
-----------------------------
1. FINANCIAL (26%)
   Washington National Corp.
   Financial services holding company
   providing various types of life, health
   disability insurance

2. MANUFACTURING (18%)
   DT Industries, Inc.
   Manufacturer of automated production
   equipment and precision metal
   components

3. CONSUMER DISCRETIONARY (10%)
   Ross Stores, Inc.
   Chain of off-price retail apparel stores

4. CONSTRUCTION (9%)
   Southdown, Inc.
   Cement and concrete producer

5. DURABLES (7%)
   SPX Corp.
   Manufacturer of automotive and
   heavy-duty engine and chassis parts,
   repair and maintenance equipment

6. UTILITIES (6%)
   North Carolina Natural Gas Corp.
   Natural gas distributor

7. TECHNOLOGY (5%)
   CTS Corp.
   Manufacturer of electronic and
   electromechanical components

8. SERVICE INDUSTRIES (4%)
   Kinder Care Learning Centers
   Operator of day-care centers

9. METALS & MINERALS (4%)
   Commercial Metals Co.
   Producer and marketer of steel and
   copper tubes, and recycling of
   abandoned railroad materials

10. OTHER (11%)
    RPC, Inc.
    Service provider to oil and gas
    companies, drilling contractors and steel companies


-------------------------------------------------------------------
STOCK CHARACTERISTICS
-------------------------------------------------------------------
                                                         Fund as
                                                          % of
                                          Russell  S&P   Russell
                                    Fund   2000*   500**  2000
------------------------------------------------------------------
SMALL COMPANIES ($ MILLIONS)
Market Capitalization: Median        268    325    4,976    82%
Market Capitalization: Wgt. Avg.     304    532   35,989    57%
Revenues                             586    549   23,557   107%

VALUE ORIENTATION
P/E: Trailing Twelve Months         11.6   27.2     18.7    43%
Price/Sales                          0.5    1.0      1.2    52%
Price/Book Value                     1.4    2.3      3.0    63%
Yield (Avg. Stock)                   1.6%   1.4%     2.3%  110%

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of small U.S. companies whose common stocks trade on the New York Stock Exchange, American Stock Exchange, and
NASDAQ market.

** The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ market.

The average price-earnings ratio for stocks in the Fund of 11.6 is less than half of that for the overall small stock market.


For more complete details about the Fund's Investment Portfolio, see page 8.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.
-------------------------------------------------------------------------------
                      4 - Scudder Small Company Value Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Small Company Value Fund provided a total return of 13.54% from its commencement of operations on October 6, 1995, through its initial fiscal year-end on August 31, 1996. This performance exceeded that of small company value stocks in the aggregate as measured by the unmanaged Russell 2000 Value Index, and the broad small cap market as gauged by the unmanaged Russell 2000 Index (see accompanying table).

The Russell 2000 Value Index consists of securities from the Russell 2000 Index that display value characteristics, and is the Fund's benchmark for purposes of performance. While comparative results for shorter periods have varied, historically, the Russell 2000 Value Index has outperformed the Russell 2000 Index over most five-year periods.

Total Returns Since Inception of
Scudder Small Company Value Fund

10/6/95 - 8/31/96
=======================================================

Scudder Small Company Value Fund            13.54%
Russell 2000 Value Index                    12.38
(small company value stocks)
Russell 2000 Index                          12.19
(small company stocks)
S&P 500 Index                               14.21
(large company stocks)
=======================================================


For the first several months of the Fund's fiscal period, the U.S. stock market was buoyed by slow growth, a low rate of inflation, and the prospect of further interest rate declines. In March, stocks began to display increased volatility as investors reacted to conflicting signals concerning the direction of economic growth, inflation and interest rates. While small stock returns in the aggregate were solidly in the positive column for the period, as shown in the accompanying table, they slightly lagged behind those of their larger-capitalization counterparts.

                          A Disciplined, Value-Oriented
                        Approach to Small Stock Investing

Scudder Small Company Value Fund takes a distinctive approach to seeking long-term growth of capital from investing in U.S. stocks. The Fund is designed to provide investors with a vehicle for accessing the benefits of two techniques that have historically provided superior long-term returns -- investing in small stocks, and employing a value-oriented selection criteria.

The Fund's selection process begins with the narrowing of the prospective investment universe to small U.S. companies -- those with market capitalizations less than $1 billion. These issues are then assessed using a proprietary set of quantitative measurements that relate to a stock's intrinsic value. In addition, indicators of company growth and stock price momentum are evaluated. The small stocks that are identified by our method as displaying the strongest combination of these investment characteristics with overall acceptable risk become part of the portfolio. The goal is to produce a portfolio of stocks of small companies with reasonable growth prospects, purchased at discounted prices.


                      5 - Scudder Small Company Value Fund

At the end of August, the Fund's $41.2 million in net assets was invested in 211 stocks. Consistent with the approach outlined above, the median market capitalization of these holdings was $268 million -- similar in size to those in the Russell 2000 Index and less than 10% of the market capitalization of the typical S&P 500 company. With respect to the value orientation of the Fund, the average price-earnings (p/e) ratio -- a widely used measure of stock value -- for portfolio holdings was 11.6 based on trailing 12-month earnings, or well below half of the 27.2 ratio for the broad universe of small stocks, as represented by the Russell 2000 Index. That a number of portfolio holdings benefited from takeover activity over the period illustrates the potential for stocks that display good relative value to benefit as the market comes to appreciate their desirable investment characteristics.


At the end of August, the Fund's largest concentration was in the finance sector, which accounted for approximately 26% of the portfolio's stock holdings. This position is actually underweight relative to the 35% weighting of finance stocks in the Russell 2000 Value Index. Other groups where the Fund's value-driven process resulted in significant representation include manufacturing and consumer discretionary stocks.

                               Reduced Volatility


One of the key benefits of the Fund's value-oriented approach to small stock investing -- reduced volatility -- was clearly displayed over the period. For example, over the first eight months of 1996, the day-to-day volatility of the Fund's net asset value was significantly lower than the price volatility of both the large-capitalization S&P 500 and small-cap Russell 2000 stocks, based on standard deviation, a common measure of investment volatility. In addition, on those days when small stocks declined (as reflected by the Russell 2000), the Fund outperformed the overall small stock market 79% of the time. These results are in keeping with our expectation that the Fund should, in general, outperform the broader market during periods of equity weakness. This in turn can contribute to the Fund's goal of providing growth of capital and competitive returns over the long run.


Finally, we were successful in minimizing the required fiscal year-end distribution of taxable capital gains to shareholders, selectively taking losses on securities which had declined since being purchased by the Fund to offset realized gains in other securities.

                                  Looking Ahead


As the Fund's fiscal period drew to a close, there were signs that the U.S. stock market had resumed its upward march, following a period of some months where wild vacillations were the norm. It may be too much to expect this strong performance to continue indefinitely; short-term volatility and periodic corrections are part of equity investing. However, the long-term prospects for the U.S. economy and stock market are positive, based on a number of structural trends including moderate growth and benign inflation.

                      6 - Scudder Small Company Value Fund

         Scudder Small Company Value Fund: A Team Approach to Investing

  Scudder Small Company Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of quantitative analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Philip S. Fortuna, Lead Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. James M. Eysenbach, Portfolio Manager, joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than nine years investment research and management experience.

  Your Portfolio Management Team:  Philip S. Fortuna and James M. Eysenbach

Going forward, the Fund will continue to be essentially fully invested in small U.S. stocks pursuant to its objective and our policy of not trying to "time" the market. We will continue to apply our disciplined, value-oriented approach to selecting a portfolio of small stocks that we believe will position the Fund to benefit shareholders seeking long-term capital appreciation.

Sincerely,
Your Portfolio Management Team

/s/Philip S. Fortuna          /s/James M. Eysenbach
Philip S. Fortuna             James M. Eysenbach


                      7 - Scudder Small Company Value Fund

                   INVESTMENT PORTFOLIO as of August 31, 1996

                                                          Principal      Market
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 3.3%
--------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and
 Trust Company dated 8/30/96 at 5.23%, to be
 repurchased at $1,388,807 on 9/3/96,
 collateralized by a $1,395,000 U.S. Treasury
 Note, 6.125%, 5/15/98 (Cost $1,388,000) .......         1,388,000     1,388,000

                                                            Shares
--------------------------------------------------------------------------------
COMMON STOCKS 96.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 10.1%
DEPARTMENT & CHAIN STORES 2.7%
AnnTaylor Stores Corp.* .......................              5,900        85,550
Carson Pirie Scott & Co.* .....................              9,900       249,975
Genovese Drug Stores, Inc. "A" ................             18,500       228,938
Ross Stores, Inc. .............................              9,400       361,900
Shopko Stores, Inc. ...........................             13,700       208,925
                                                                       ---------
                                                                       1,135,288
                                                                       ---------
HOME FURNISHINGS 4.5%
Chromcraft Revington, Inc.* ...................              4,200       106,313
Furniture Brands International, Inc.* .........             22,700       272,400
Haverty Furniture Co., Inc. ...................             16,200       176,175
Interface, Inc. ...............................             15,200       233,700
Oneida Ltd. ...................................             14,400       210,600
Prime Hospitality Corp.* ......................             17,500       332,500
Thomas Industries, Inc. .......................             11,500       209,875
Toro Co. ......................................             11,100       346,875
                                                                       ---------
                                                                       1,888,438
                                                                       ---------
RECREATIONAL PRODUCTS 0.9%
Carmike Cinemas, Inc.* ........................              6,400       154,400
Outboard Marine Corp. .........................             12,800       214,400
                                                                       ---------
                                                                         368,800
                                                                       ---------
RESTAURANTS 0.6%
Ryan's Family Steak Houses, Inc.* .............             29,100       243,713
                                                                       ---------
SPECIALTY RETAIL 1.4%
Fabri-Centers of America "A"* .................              9,600       129,600
Inacom Corp.* .................................             12,000       324,000
Trak Auto Corp.* ..............................              9,000       148,500
                                                                       ---------
                                                                         602,100
                                                                       ---------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     8 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                          SHARES        VALUE($)
--------------------------------------------------------------------------------

CONSUMER STAPLES 3.O%
FOOD & BEVERAGE 2.6%
Golden Poultry Co., Inc. .......................          24,000         252,000
Hudson Foods, Inc. "A" .........................           8,200         111,725
Morningstar Group, Inc.* .......................          22,100         245,863
Nash-Finch Co. .................................           9,000         146,250
Super Food Services, Inc. ......................          18,800         223,250
WLR Foods, Inc. ................................           9,400         109,863
                                                                       ---------
                                                                       1,088,951
                                                                       ---------

TEXTILES 0.4%
Guilford Mills, Inc. ...........................           7,600         171,950
                                                                       ---------
HEALTH 1.6%
BIOTECHNOLOGY 0.5%
Bio-Rad Laboratories, Inc. "A" .................           6,900         193,200
                                                                       ---------
HOSPITAL MANAGEMENT 0.3%
GranCare, Inc.* ................................           5,700         111,863
                                                                       ---------
MEDICAL SUPPLY & SPECIALTY 0.8%
Bindley Western Industries, Inc. ...............          12,200         216,550
West Co., Inc. .................................           5,700         142,500
                                                                       ---------
                                                                         359,050
                                                                       ---------
COMMUNINCATIONS 0.1%
TELEPHONE/COMMUNICATIONS
Atlantic Tele-Network, Inc.* ...................           1,600          36,200
                                                                       ---------
FINANCIAL 25.4%
BANKS 15.4%
ALBANK Financial Corp. .........................           7,200         209,700
Astoria Financial Corp. ........................           6,400         171,600
Banknorth Group, Inc. ..........................           6,400         225,600
Center Financial Corp. .........................          10,800         268,650
Chittenden Corp. ...............................           5,250         123,375
Colonial BancGroup, Inc. .......................           7,700         262,763
Commerce Bancorp, Inc. .........................           9,275         227,238
Community First Bankshares, Inc. ...............          12,900         304,763
Corns Bankshares, Inc. .........................           9,500         289,750
First Citizens BancShares, Inc. "A" ............           1,200          76,800
First Commonwealth Financial Corp. .............           7,500         139,688




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     9 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                          SHARES        VALUE($)
--------------------------------------------------------------------------------

First Indiana Corp. ............................           8,340         192,863
FirstBank Puerto Rico ..........................           9,500         213,750
Greater New York Savings Bank* .................          15,100         171,763
HUBCO, Inc. ....................................          13,100         271,825
Hancock Holding Co. ............................           6,700         242,875
InterWest Bancorp, Inc. ........................           3,600          99,900
Irwin Financial Corp. ..........................           2,900         118,175
New York Bancorp, Inc. .........................           4,500         137,250
North Side Savings Bank ........................           5,800         269,700
People's Heritage Financial Group, Inc. ........           9,400         206,800
RCSB Financial, Inc. ...........................           7,900         212,313
Reliance Bancorp, Inc. .........................           9,200         157,550
Riggs National Corp. ...........................          16,900         270,400
Sovereign Bancorp, Inc. ........................          19,320         206,483
Susquehanna Bancshares, Inc. ...................          11,500         342,125
TR Financial Corp. .............................           7,600         215,650
USBANCORP, Inc. ................................           9,400         343,100
Westamerica Bancorp. ...........................           4,900         238,875
Whitney Holding Corp. ..........................           9,400         289,050
                                                                       ---------
                                                                       6,500,374
                                                                       ---------

INSURANCE 9.1%
Acceptance Insurance Cos., Inc.* ...............           9,500         163,875
Allied Group, Inc. .............................           7,700         296,450
American Annuity Group, Inc. ...................          14,000         185,500
American Heritage Life Investment Corp. ........           6,600         127,875
American Travellers Corp. ......................           6,900         214,763
Capitol Transamerica Corp. .....................           2,900          61,625
Delphi Financial Group, Inc. "A" ...............           2,900          87,000
First American Financial Co. ...................           4,800         153,000
Integon Corp. ..................................          12,700         258,763
Lawyers Title Corp. ............................          12,200         254,675
Life USA Holdings, Inc.* .......................          14,300         126,913
MAIC Holdings, Inc.* ...........................           4,580         148,850
MMI Companies, Inc. ............................           7,800         249,600
Nymagic, Inc. ..................................           1,700          31,875
Presidential Life Corp. ........................          22,200         216,450



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------
                     10 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                            SHARES      VALUE($)
--------------------------------------------------------------------------------

Reliable Life Insurance Co. ........................         1,800       118,800
Security-Connecticut Corp. .........................         6,600       199,650
Stewart Information Services Corp. .................         4,500        93,375
Trenwick Group, Inc. ...............................         6,000       319,500
United Fire & Casualty Co. .........................         6,100       183,000
Washington National Corp. ..........................        12,200       353,800
                                                                       ---------
                                                                       3,845,339
                                                                       ---------

CONSUMER FINANCE 0.4%
Webster Financial Corp. ............................         5,100       164,475
                                                                       ---------
OTHER FINANCIAL COMPANIES 0.5%
Bay View Capital Corp. .............................         5,200       192,400
                                                                       ---------
MEDIA 0.6%
BROADCASTING & ENTERTAINMENT
AMC Entertainment, Inc.* ...........................         8,100       148,838
Value Vision International, Inc. "A"* ..............        20,900       120,175
                                                                       ---------
                                                                         269,013
                                                                       ---------

SERVICE INDUSTRIES 4.2%
ENVIRONMENTAL SERVICES 0.5%
Sevenson Environmental Services, Inc. ..............        11,800       215,350
                                                                       ---------
INVESTMENT 1.3%
BHC Financial, Inc. ................................         8,000       114,000
Jefferies Group, Inc. ..............................         8,400       254,100
McDonald & Co. Investments .........................         9,800       194,775
                                                                       ---------
                                                                         562,875
                                                                       ---------

MISCELLANEOUS COMMERCIAL SERVICES O.7%
Berlitz International, Inc.* .......................           500        11,250
Volt Information Sciences, Inc. ....................         6,000       234,000
Winthrop Resources Corp. ...........................         1,600        39,600
                                                                       ---------
                                                                         284,850
                                                                       ---------

MISCELLANEOUS CONSUMER SERVICES 0.7%
Kinder Care Learning Centers* ......................        18,800       274,950
                                                                       ---------
PRINTING/PUBLISHING 1.0%
Bowne & Co., Inc. ..................................        11,300       224,588
Graphic Industries, Inc. ...........................        23,600       215,350
                                                                       ---------
                                                                         439,938
                                                                       ---------



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     11 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                           SHARES       VALUE($)
--------------------------------------------------------------------------------

DURABLES 6.9%
AEROSPACE 0.7%
Curtiss-Wright Corp. .............................          2,200        116,738
Tracor, Inc.* ....................................          8,500        164,688
                                                                       ---------
                                                                         281,426
                                                                       ---------

AUTOMOBILES 5.0%
A.O. Smith Corp. .................................          5,400        130,950
Coachmen Industries, Inc. ........................          3,100         57,738
Durakon Industries, Inc.* ........................          7,100         95,850
Myers Industries, Inc. ...........................         15,400        238,700
Oshkosh Truck Corp. "B" ..........................         13,900        168,538
SPX Corp. ........................................         14,300        398,613
Standard Products Co. ............................          3,600         82,800
Stant Corp. ......................................         17,600        187,000
Titan, Wheel International, Inc. .................         12,000        183,O00
Walbro, Inc. .....................................         13,000        255,125
Wynn's International, Inc. .......................         12,400        330,150
                                                                       ---------
                                                                       2,128,464
                                                                       ---------

CONSTRUCTION/AGRICULTURAL EQUIPMENT 1.2%
Global Industrial Technologies, Inc.* ............         16,300        313,775
NACCO Industries, Inc. "A" .......................          1,000         48,500
Raymond Corp. ....................................          7,350        141,488
                                                                       ---------
                                                                         503,763
                                                                       ---------

MANUFACTURING 16.9%
CHEMICALS 0.6%
Cambrex Corp. ....................................          7,950        261,356
                                                                       ---------
CONTAINERS & PAPER 1.1%
Mosinee Paper Corp. ..............................          9,066        256,115
Park Ohio Industries, Inc.* ......................         15,000        217,500
                                                                       ---------
                                                                         473,615
                                                                       ---------

DIVERSIFIED MANUFACTURING 3.9%
ACX Technologies, Inc. ...........................          8,100        135,675
Bearings, Inc. ...................................          9,850        284,419
International Aluminum Co. .......................         10,900        275,225
Robbins & Myers, Inc. ............................          6,800        149,600
Scotsman Industries, Inc. ........................         14,800        316,350



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     12 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                           SHARES       VALUE($)
--------------------------------------------------------------------------------

Tredegar Industries, Inc. ........................          6,900        217,350
Valmont Industries ...............................          8,100        251,100
                                                                       ---------
                                                                       1,629,719
                                                                       ---------

ELECTRICAL PRODUCTS 0.2%
DII Group, Inc.* .................................          2,300         67,275
                                                                       ---------
HAND TOOLS 0.6%
L.S. Starrett Corp. ..............................         10,700        254,125
                                                                       ---------
INDUSTRIAL SPECIALTY 3.5%
American Filtrona Corp. ..........................          8,300        259,375
Barnes Group, Inc. ...............................          4,000        198,000
Central Sprinkler Corp.* .........................          5,900        100,300
Commercial Intertech Corp. .......................          6,000        150,000
FSI International, Inc. ..........................          8,000         86,000
Greenbrier Companies, Inc. .......................         15,400        177,100
Kulicke & Soffa Industries, Inc. .................          6,600         65,175
O'Sullivan Corp. .................................          7,800         89,700
Spartech Corp. ...................................         16,400        161,950
Wyman-Gordon Co.* ................................          8,300        173,263
                                                                       ---------
                                                                       1,460,863
                                                                       ---------

MACHINERY/COMPONENTS/CONTROLS 5.0%
Amcast Industrial Corp. ..........................         13,800        244,950
DT Industries, Inc. ..............................         12,900        338,625
Gleason Corp. ....................................          1,500         59,813
Kysor Industrial Corp. ...........................         11,000        281,875
Mueller Industries, lnc ..........................          5,500        194,563
Penn Engineering & Manufacturing Corp. ...........          8,400        134,400
Penn Engineering & Manufacturing Corp."A" ........          2,800         52,150
Reliance Steel & Aluminum Co. ....................          6,400        214,400
Sequa Corp."A"* ..................................          2,000         87,500
Varlen Corp. .....................................         11,880        255,420
Zero Corporation .................................         11,800        238,950
                                                                       ---------
                                                                       2,102,646
                                                                       ---------

WHOLESALE DISTRIBUTORS 2.0%
A.M. Castle & Co. ................................         10,875        241,969
Fisher Scientific International ..................          1,600         63,600
Hughes Supply, Inc. ..............................          6,900        267,375



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds
--------------------------------------------------------------------------------

                     13 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                            SHARES      VALUE($)
--------------------------------------------------------------------------------

Rexel, Inc.* .......................................        19,500       270,563
                                                                         -------
                                                                         843,507
                                                                         -------

TECHNOLOGY 4.3%
COMPUTER SOFTWARE 0.2%
MTS Systems Corp. ..................................         4,600        85,100
                                                                         -------
DIVERSE ELECTRONIC PRODUCTS 0.7%
Esterline Technologies Corp.* ......................         5,500       113,438
HADCO Corp.* .......................................         6,300       163,013
                                                                         -------
                                                                         276,451
                                                                         -------

EDP PERIPHERALS 0.2%
DH Technology, Inc. ................................         2,900        71,050
                                                                         -------
ELECTRONIC COMPONENTS/DISTRIBUTORS 2.1%
Augat, Inc. ........................................        11,300       216,113
Bell Industries, Inc. ..............................        15,790       264,483
CTS Corp. ..........................................         6,9O0       281,175
Furon Corp. ........................................         5,500       121,000
                                                                         -------
                                                                         882,771
                                                                         -------
MILITARY ELECTRONICS 0.4%
Watkins-Johnson Co. ................................         9,200       184,000
                                                                         -------
PRECISION INSTRUMENTS 0.2%
Silicon Valley Group, Inc.* ........................         5,600       101,500
                                                                         -------
SEMICONDUCTORS 0.5%
Siliconix, Inc.* ...................................         4,300        79,550
VLSI Technology, Inc.* .............................         8,700       121,800
                                                                         -------
                                                                         201,350
                                                                         -------

ENERGY 3.6%
OIL & GAS PRODUCTION 0.9%
Belden & Blake Corp.* ..............................         8,800       180,400
KCS Energy, Inc. ...................................         1,700        53,550
Plains Resources, Inc.* ............................         4,400        59,950
Tesoro Petroleum Corp. .............................         7,400        94,350
                                                                         -------
                                                                         388,250
                                                                         -------

OILFIELD SERVICES/EQUIPMENT 2.7%
Cliffs Drilling Co.* ...............................         5,200       148,200
Getty Petroleum Corp. ..............................        18,800       274,950
Pride Petroleum Services, Inc.* ....................        23,500       337,813


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     14 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                         SHARES         VALUE($)
--------------------------------------------------------------------------------

RPC, Inc.* ...................................           31,200          347,100
                                                                       ---------
                                                                       1,108,063
                                                                       ---------

METALS & MINERALS 3.6%
STEEL & METALS
Acme Metals, Inc.* ...........................           14,400          210,600
Brush Wellman, Inc. ..........................            8,800          167,200
Chaparral Steel Co. ..........................           18,300          240,188
Commercial Metals Co. ........................           11,800          355,475
National Steel Corp."B"* .....................            9,900          101,475
Rouge Steel Co."A" ...........................            7,100          158,863
Shiloh Industries, Inc.* .....................           14,500          221,125
WHX Corporation* .............................            6,700           68,675
                                                                       ---------
                                                                       1,523,601
                                                                       ---------

CONSTRUCTION 9.1%
BUILDING MATERIALS 4.4%
Butler Manufacturing Co. .....................            4,200          126,000
Fibreboard Corp. .............................            6,600          197,175
Florida Rock Industries, Inc. ................           11,600          307,400
Lone Star Industries, Inc. ...................            3,200          104,000
Medusa Corp. .................................            7,600          226,100
Puerto Rican Cement Co., Inc. ................            8,000          241,000
Southdown, Inc. ..............................           14,000          325,500
Triangle Pacific Corp.* ......................            5,800          126,150
Universal Forest Products, Inc. ..............           16,100          211,313
                                                                       ---------
                                                                       1,864,638
                                                                       ---------

BUILDING PRODUCTS 0.5%
Nortek, Inc.* ................................           13,500          185,625
                                                                       ---------
HOMEBUILDING 3.7%
Beazer Homes USA, Inc.* ......................           12,900          187,050
Champion Enterprises, Inc. ...................            9,200          174,800
Continental Homes Holding Corp. ..............           10,300          198,275
Hovnanian Enterprises, Inc."A"* ..............           30,600          193,163
MDC Holdings, Inc. ...........................           25,500          175,313
NVR, Inc.* ...................................           20,100          188,438
Skyline Corp. ................................           10,200          258,825
U.S. Home Corp.* .............................            8,500          190,188
                                                                       ---------
                                                                       1,566,052
                                                                       ---------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     15 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                         MARKET
                                                          SHARES        VALUE($)
--------------------------------------------------------------------------------

MISCELLANEOUS 0.5%
Granite Construction, Inc. .....................          11,400         216,600
                                                                      ----------
TRANSPORTATION 1.9%
AIRLINES 1.0%
Alaska Air Group, Inc.* ........................          15,200         321,100
Skywest, Inc. ..................................           5,700          97,613
                                                                      ----------
                                                                         418,713
                                                                      ----------

MARINE TRANSPORTATION 0.5%
Avondale Industries, Inc.* .....................          13,500         212,625
                                                                      ----------
TRUCKING 0.4%
Landstar System, Inc.* .........................           6,200         162,750
                                                                      ----------
UTILITIES 5.4%
ELECTRIC UTILITIES 1.7%
Commonwealth Energy System Companies ...........          11,700         273,488
Northwestern Public Service Co. ................          10,400         299,000
St. Joseph Light & Power Co. ...................           8,400         136,500
                                                                      ----------
                                                                         708,988
                                                                      ----------

NATURAL GAS DISTRIBUTION 2.6%
Bay State Gas Co. ..............................           5,600         152,600
Energen Corp. ..................................          10,100         237,350
New Jersey Resources Corp. .....................           5,600         160,300
North Carolina Natural Gas Corp. ...............          10,600         308,725
Northwest Natural Gas Co. ......................           7,200         255,600
                                                                      ----------
                                                                       1,114,575
                                                                      ----------

WATER SUPPLY 1.1%
Aquarion Co. ...................................          10,900         282,038
SJW Corp. ......................................             600          22,575
Southern California Water Co. ..................           6,300         138,577
                                                                      ----------
                                                                         443,190

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $37,868,706)                                40,671,768
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $39,256,706)(a)            42,059,768
--------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $39,256,706. At August 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,803,062. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,032,736 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,229,674.

    * Non-income producing security.



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     16 -- SCUDDER SMALL COMPANY VALUE FUND

                              FINANCIAL STATEMENTS

                                        STATEMENT OF ASSETS AND LIABILITIES

                                               AS OF AUGUST 31, 1996


ASSETS
-----------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $39,256,706) (Note A) ............      $42,059,768
          Cash .....................................................................              793
          Receivable on investments sold ...........................................          445,094
          Receivable on Fund shares sold ...........................................           45,202
          Dividends and interest receivable ........................................           45,704
          Deferred organization expense (Note A) ...................................           19,446
                                                                                          -----------
          Total assets .............................................................       42,616,007

LIABILITIES
-----------------------------------------------------------------------------------------------------
          Payable for investments purchased ........................................      $ 1,239,769
          Payable for Fund shares redeemed .........................................           36,687
          Accrued expenses (Note C) ................................................          152,365
                                                                                          -----------
          Total liabilities ........................................................        1,428,821
          -------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE ..............................................      $41,187,186
          -------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------
          Net assets consist of:
          Undistributed net investment income ......................................      $    93,313
          Net unrealized appreciation on investments ...............................        2,803,062
          Accumulated net realized loss ............................................           (6,985)
          Shares of beneficial interest ............................................           30,342
          Additional paid-in capital ...............................................       38,267,454
          -------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE ..............................................      $41,187,186
          -------------------------------------------------------------------------------------------

NET ASSET VALUE
-----------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price (Note A) per share
            ($41,187,186/3,034,156 outstanding shares of beneficial interest,             -----------
            $.01 par value, unlimited number of shares authorized) .................           $13.57
                                                                                          -----------





    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     17 -- SCUDDER SMALL COMPANY VALUE FUND

                                       STATEMENT OF OPERATIONS

                                    FOR THE PERIOD OCTOBER 6, 1995

                           (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996

INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
          Income:
          Dividends ................................................................      $  444,857
          Interest .................................................................          54,116
                                                                                          ----------
                                                                                             498,973

          Expenses:
          Management fee (Note C) ..................................................         171,544
          Services to shareholders (Note C) ........................................         140,499
          Custodian and accounting fees (Note C) ...................................         127,904
          Trustees' fees and expenses (Note C) .....................................          45,631
          State registration .......................................................          39,063
          Reports to shareholders ..................................................          22,139
          Auditing .................................................................          20,200
          Federal registration .....................................................          13,302
          Legal ....................................................................          11,380
          Amortization of organization expense (Note A) ............................           4,305
          Other ....................................................................           4,987
                                                                                          ----------
          Total expenses before reductions .........................................         600,954
          Expense reductions (Note C) ..............................................        (255,284)
                                                                                          ----------
          Expenses, net ............................................................         345,670
          ------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME ....................................................         153,303
          ------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------------------------------
          Net realized loss from investments .......................................          (6,985)
          Net unrealized appreciation during the period on investments .............       2,803,062
          Net gain on investment transactions ......................................       2,796,077
          ------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................      $2,949,380
          ------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     18 -- SCUDDER SMALL COMPANY VALUE FUND

                                 Statement of Changes in Net Assets


                                                                                        FOR THE PERIOD
                                                                                        OCTOBER 6, 1995
                                                                                         (COMMENCEMENT
                                                                                       OF OPERATIONS) TO
INCREASE (DECREASE) IN NET ASSETS                                                       AUGUST 31, 1996
--------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income .....................................................     $   153,303
          Net realized loss from investment transactions                                       (6,985)
          Net unrealized appreciation on investment transactions during the period ..       2,803,062
                                                                                          -----------
          Net increase in net assets resulting from operations ......................       2,949,380
                                                                                          -----------
          Distributions to shareholders from net investment income ..................         (61,519)
                                                                                          -----------
          Fund share transactions:
          Proceeds from shares sold .................................................      42,630,158
          Net asset value of shares issued to shareholders in reinvestment of
            distributions ...........................................................          59,327
          Cost of shares redeemed ...................................................      (4,422,357)
          Redemption fees (Note A) ..................................................          30,997
                                                                                          -----------
          Net increase in net assets from Fund share transactions ...................      38,298,125
                                                                                          -----------
          INCREASE IN NET ASSETS ....................................................      41,185,986
          Net assets at beginning of period .........................................           1,200
          NET ASSETS AT END OF PERIOD (including undistributed net investment             -----------
            income of $93,313) ......................................................     $41,187,186
                                                                                          -----------

OTHER INFORMATION
--------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period .................................             100
                                                                                          -----------
          Shares sold ...............................................................       3,368,696
          Shares issued to shareholders in reinvestment of distributions ............           4,792
          Shares redeemed ...........................................................        (339,432)
                                                                                          -----------
          Net increase in Fund shares ...............................................       3,034,056
                                                                                          -----------
          Shares outstanding at end of period .......................................       3,034,156
                                                                                          -----------




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     19 -- SCUDDER SMALL COMPANY VALUE FUND

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


                                                                 FOR THE PERIOD
                                                                 OCTOBER 6, 1995
                                                                  (COMMENCEMENT
                                                                OF OPERATIONS) TO
                                                                    AUGUST 31,
                                                                       1996
---------------------------------------------------------------------------------
                                                                      ------
Net asset value, beginning of period ..............................   $12.00
                                                                      ------
Income from investment operations:
Net investment income .............................................      .07
Net realized and unrealized gain on investment transactions .......     1.53
                                                                      ------
Total from investment operations ..................................     1.60
                                                                      ------
Less distributions from net investment income .....................     (.05)
Redemption fees (Note A) ..........................................      .02
                                                                      ------
Net asset value, end of period ....................................   $13.57
                                                                      ------
---------------------------------------------------------------------------------
TOTAL RETURN (%)(b) ...............................................    13.54(c)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ............................       41
Ratio of operating expenses, net to average daily net assets (%) ..     1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ....................................     2.61*
Ratio of net investment income to average daily net assets (%) ....      .67*
Portfolio turnover rate (%) .......................................    33.97*
Average commission rate paid ......................................   $.0364

(a) Per share amounts have been calculated using the weighted average shares outstanding during the period.
(b)  Total return is higher due to maintenance of the Fund's expenses.
(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized




--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     20 -- SCUDDER SMALL COMPANY VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 1995 through August 31, 1996 the Fund incurred $6,985 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ending August 31, 1997.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the lower of cost or the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.



--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
--------------------------------------------------------------------------------

                     21 -- SCUDDER SMALL COMPANY VALUE FUND

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                      B. PURCHASES AND SALES OF SECURITIES

During the period October 6, 1995 (commencement of operations) to August 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $46,153,298 and $8,277,607, respectively.

                               C. RELATED PARTIES

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until December 31, 1996 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the period October 6, 1995 (commencement of operations) to August 31, 1996, the Adviser did not impose any of its management fee amounting to $171,544.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period October 6, 1995 (commencement of operations) to August 31, 1996, SSC did not impose a portion of their fee amounting to $50,693, and the fee imposed amounted to $57,935.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period October 6, 1995 (commencement of operations) to August 31, 1996, STC did not impose a portion of their fee amounting to $1,082, and the fee imposed amounted to $1,236.



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                     22 -- SCUDDER SMALL COMPANY VALUE FUND

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period October 6, 1995 (commencement of operations) to August 31, 1996, SFAC did not impose a portion of their fee amounting to $31,965, and the fee imposed amounted to $36,531.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the period October 6, 1995 (commencement of operations) to August 31, 1996, Trustees' fees and expenses aggregated $45,631.

                               D. LINES OF CREDIT

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33.33% of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.




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                     23 -- SCUDDER SMALL COMPANY VALUE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER SECURITIES TRUST AND THE SHAREHOLDERS OF SCUDDER SMALL COMPANY VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Small Company Value Fund, including the investment portfolio, as of August 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 6, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Small Company Value Fund as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period October 6, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
October 7, 1996




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                     24 -- SCUDDER SMALL COMPANY VALUE FUND

                             Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital Management Corporation

Dudley H. Ladd*
Trustee

Dr. Wilson Nolen
Trustee; Consultant

Juris Padegs*
Trustee

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman of the Board and Director, Kirby Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Roy C. McKay*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Richard W. Desmond*
Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary


*Scudder, Stevens & Clark, Inc.

                      25 - Scudder Small Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds
================================================================================
Money Market
 Scudder Cash Investment Trust
 Scudder U.S. Treasury Money Fund

Tax Free Money Market+
 Scudder Tax Free Money Fund
 Scudder California Tax Free Money Fund*
 Scudder New York Tax Free Money Fund*

Tax Free+
 Scudder California Tax Free Fund*
 Scudder High Yield Tax Free Fund
 Scudder Limited Term Tax Free Fund
 Scudder Managed Municipal Bonds
 Scudder Massachusetts Limited Term
  Tax Free Fund*
 Scudder Massachusetts Tax Free Fund*
 Scudder Medium Term Tax Free Fund
 Scudder New York Tax Free Fund*
 Scudder Ohio Tax Free Fund*
 Scudder Pennsylvania Tax Free Fund*

Growth and Income
 Scudder Balanced Fund
 Scudder Growth and Income Fund

Income
 Scudder Emerging Markets Income Fund
 Scudder Global Bond Fund
 Scudder GNMA Fund
 Scudder High Yield Bond Fund
 Scudder Income Fund
 Scudder International Bond Fund
 Scudder Short Term Bond Fund
 Scudder Zero Coupon 2000 Fund

Growth
 Scudder Capital Growth Fund
 Scudder Classic Growth Fund
 Scudder Development Fund
 Scudder Emerging Markets Growth Fund
 Scudder Global Discovery Fund
 Scudder Global Fund
 Scudder Gold Fund
 Scudder Greater Europe Growth Fund
 Scudder International Fund
 Scudder Latin America Fund
 Scudder Micro Cap Fund
 Scudder Pacific Opportunities Fund
 Scudder Quality Growth Fund
 Scudder Small Company Value Fund
 Scudder 21st Century Growth Fund
 Scudder Value Fund
 The Japan Fund

Retirement Plans and Tax-Advantaged Investments
================================================================================
 IRAs
 Keogh Plans
 Scudder Horizon Plan*+++ (a variable annuity)
 401(k) Plans
 403(b) Plans
 SEP-IRAs
 Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
================================================================================
 The Argentina Fund, Inc.
 The Brazil Fund, Inc.
 The First Iberian Fund, Inc.
 The Korea Fund, Inc.
 The Latin America Dollar Income Fund, Inc.
 Montgomery Street Income Securities, Inc.
 Scudder New Asia Fund, Inc.
 Scudder New Europe Fund, Inc.
 Scudder World Income  Opportunities
  Fund, Inc.


Institutional Cash Management
================================================================================
 Scudder Institutional Fund, Inc.
 Scudder Fund, Inc.
 Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                       26 - Scudder Small Company Value Fund

                             How to Contact Scudder

Account Service and Information

                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For  personalized   information  about  your  Scudder  accounts;
                exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information

                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:

                  http://funds.scudder.com

Or Stop by a Scudder Funds Center

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                       27 - Scudder Small Company Value Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.